united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500
Fund

Semi-Annual Report

March 31, 2020

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.empiricfunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, by following the instructions included with this annual report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on March 31st, 2020 was $32.40 per share. Cumulative and annualized returns are below.

	Class A	Class A
	(No Sales	(Max 5.75%
Ended 03.31.20	Charges)	Charge	Class C	Benchmark[1]

Annual Returns%
Since Inception (A)	7.37%	7.11%	—	8.30%
Since Inception (C)			2.64%	7.70%
Last 10 Years	3.46%	2.85%	2.68%	8.30%
Last 5 Years	-1.36%	-2.53%	-2.11%	3.64%

Short-term Returns%
Last 3 Months	-27.32%	-31.50%	-27.46%	-31.03%
Last 6 Months	-19.94%	-24.55%	-20.25%	-25.02%
Last 12 Months	-23.85%	-27.24%	-24.42%	-24.29%
Net Expense Ratio	2.24%	—	2.98%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Bloomberg 2500. For comparisons periods that straddle 09/30/2013, we use the S&P 500.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class A shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect the current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Inception date for the Class A shares is 11/06/1995 and for the Class C shares is 10/07/2005.

4559-NLD-5/28/2020

A special note: To all the doctors, nurses, medical workers who risk their lives every day—thank you! To the clerks who keep the shelves stocked and checkers in grocery stores—thank you! To the medical researchers who are looking for vaccines and anti-viral medicines—thank you! And to our client who is an emergency room doctor—thank you for all you do! The lesson of COVID-19 for all of us is how much we all rely on each other and how many heroes we have among us.

Two epic events are currently impacting stocks and the economy. Stocks are dancing to hope and fear on COVID-19 progress. And secondly, the epic lockdown, while necessary, is adversely impacting the economy. We think that there is much that needs to play out before a new sustained bull market starts, despite gains of 27% in the S&P 500 over the last 30 days. We are in a season and it may be a longer winter than we would like, but stocks and the economy will recover. Our confidence comes from having been through several recessions and bear markets, defined as a drop of 20% or more.

Since the S&P 500 high on February 19th of 3386.15, stocks’ decline in 19 days became the second fastest descent into a bear market (-20%); from peak-to-trough on March 23rd stocks have declined by 34%. Yet, in one month from the March 23rd bottom the index has risen 25%. Yes, frenetic markets we have had.

4559-NLD-5/28/2020

Mark’s first day in this business was Black Monday (October 19th ,1987), where stocks dropped 22.6% in value that day. You have probably been through at least one bear market with us depending upon when you came aboard. Here are some bear markets you may have experienced:

We have Been Here Before

S&P 500 Bear Markets	Peak	Trough	Decline	Months
Black Monday -1987	336.77	223.92	34%	3.4
Iraq Invades Kuwait - 1989	368.95	295.46	20%	12.1
Dot-com bubble	1527.46	776.76	49%	31.0
Mortgage Crisis	1426.63	676.53	53%	9.8
Global Stock Decline	2930.75	2351.1	20%	3.2
COVID-19	3386.15	2237.4	?	?

So far, the COVID-19 peak-to-trough drop in the S&P 500 has been -34%. We may have seen the bottom, or stocks could go down further. But the COVID-19 decline so far has matched the average bear market drops since 1929 of -33.5%.

Keep Your Focus on the Long-Term Benefits

While painful to be sure, here is what we want you to focus on—the peak on October 19th, Black Monday, was 336.77 on the S&P 500. The recent COVID-19 S&P 500 peak was 3386.15, or more than 10 times the value then. The trough today is also 10 times the Black Monday trough. Our message is this: Occasionally, we have challenges such as the Dot-com bubble, or the Mortgage Crisis, or today’s COVID-19. More importantly, though, for over two hundred years, as our country’s wealth has increased, stocks have relentlessly reflected increasing economic progress by getting more and more valuable. Owning a piece of businesses in the world’s greatest and most innovative economy has paid off handsomely. We will get through this difficult season, just as we got through bear markets since our start on Black Monday.

What do we see for the economy?

The Great Lockdown, while necessary to contain COVID-19 infections, has almost certainly put the US in recession. But there is good news. In no instance

4559-NLD-5/28/2020

in history has the Federal Reserve and the government moved so fast and aggressively to mitigate the downturn.

There are at least 30 separate actions the Fed has taken in the last 50 days to expand liquidity and support markets including1:

●	March 3rd: unscheduled cut to fed funds rate by 0.5%, the largest reduction since the 2008 financial crisis.

●	March 12th: expanded reverse repo operations, adding $1.5 trillion of liquidity to stabilize money markets.

●	March 15th: restarted quantitative easing with the purchase of $500 billion in treasuries and $200 billion in mortgage-backed securities.

●	March 16th: expanded reverse repo operations by another $600 billion.

●	March 23rd: expanded asset purchases of both treasuries and mortgage-backed securities by an additional $625 billion and committed to continue purchasing as many assets needed to “support the smooth functioning of markets.”

●	April 6th: announced that the Fed will establish a new, additional lending facility to help provide financing to expand the Small Business Administration’s loan program under the U.S. Congress’ stimulus legislation.

Additionally, Congress and the President have executed at least 55 new actions in the last 50 days including1:

●	March 6th: President Trump signed an $8.3 billion spending bill “Phase One” to fight the pandemic.

[1]	“Government Stimulus Efforts to Fight the COVID-19 Crisis”, Investopedia, updated April 14, 2020, Gabe Alpert.

4559-NLD-5/28/2020

●	March 13th: President Trump announced a state of emergency, allowing the Federal Government to distribute up to $50 billion in aid to states, cities, and territories.

●	March 18th: President Trump signs “Phase Two” stimulus which, among other things, provides free virus testing, expanded unemployment benefits, and additional funds for Medicaid.

●	March 27th: President Trump signs “Phase Three” stimulus called the “CARES Act” for $2 Trillion.

Clearly, the amount of money the Fed and Congress has pumped into the economy is unprecedented, far exceeding amounts spent in the Mortgage Crisis by at least two times so for. Credit markets will function, and many businesses will survive that otherwise would not have. When the upturn comes, we will have businesses that are ready to contribute to the upturn.

The International Monetary Fund (IMF) expects U.S. Gross Domestic Product (GDP, a measure of growth) to contract this year by 5.9%. As a comparison during the Mortgage Crisis, GDP in 2009 contracted by 3.9%. We would note the range of GDP estimates are wide as no economists or country yet has experience with economic lock downs.

An additional question is what the recovery will look like. Will it be a “V” shape—a big downturn followed by a quick and vigorous upturn? Will it be “U” shaped with an extended period of stress? No one knows. Remember though, the economy was doing extremely well prior to the COVID-19 shutdown. The accumulated knowledge of individuals, the know-how to build automobiles, airplanes, rockets, medical machines and software has not been lost. Our country’s constitutional foundation is intact, and the productivity and innovations of Americans are still present and will be in full force when we can again work.

Most economic downturns since the end of WW II last about 11 months and are a normal part of the business cycle. Our guess is that we are already one

4559-NLD-5/28/2020

to two months into this recession. If normal length, the recession should be over early in 2021. While we think it possible that we have already seen the bottom in stocks, or best guess is stocks will bottom (again) about half-way into the recession, perhaps somewhere in early fall. At that point stocks may start to appreciate again.

What to Expect

The economics for many companies will change this year. Companies that depend upon crowds, or the proximity of patrons, are going to have a tough time making profits, we believe, until a vaccine is developed and distributed. With most experts believing a vaccine is at least 1.5 years out, that is a long time for airlines, cruise ships, restaurants, and travel industries to go with vastly reduced revenue. We plan to sell these stocks. Additionally, many higher quality companies that were priced too high before the pandemic are now more reasonably priced. If we can find high quality companies with dependable earnings and reasonable prices, we will buy. We think many investors are underestimating the damage to the economy of the shut-down. If we are correct, we have time to buy. As always, we are cognizant that most of your accounts are taxable and will work to minimize taxes through tax-loss harvesting and care in making taxable sales.

We wanted to leave you with good news.

●	“More than 140 experimental drug treatments and vaccines for the coronavirus are in development world-wide, most in early stages, including 11 already in clinical trials, according to Informa Pharma Intelligence.[2]”

●	“Counting drugs approved for other diseases, there are 254 clinical trials testing treatments or vaccines for the virus, many spearheaded by universities and government agencies, with hundreds more trials planned[2]”

[2]	“Scientists Rush to Find Coronavirus Cure—but it Still Isn’t Fast Enough,” The Wall Street Journal, April 6, 2020.

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●	Bill Gates told “The Daily Show” his foundation, after evaluating numerous potential vaccines, selected seven best possibilities and would spend billions building manufacturing capacity for all seven, even though one or none of the seven may be effective. But if one or more are effective, the manufacturing will already be ready.

●	Johnson & Johnson selected a vaccine candidate for the novel coronavirus and committed to creating enough manufacturing capacity to deliver over 1 billion doses, even though the vaccine will not be ready for human trials until September.

To our fellow shareholders, hang tough. This uncomfortable season will pass, and spring will come again. We appreciate you investing along with us.

Respectfully submitted,

Mark A Coffelt	Loren M Coffelt

Co-Portfolio Manager	Co-Portfolio Manager

Top 6 Month	Bottom 6 Month Detractors
Contributors to Performance	from Performance
Chemocentryx Inc	Insperity Inc
Ichor Holdings	Nordstom Inc
Nutanix Inc	EventBrite Inc
Everi Holdings Inc	Conformis Inc
RH	Gogo Inc.

4559-NLD-5/28/2020

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for each of the periods ended March 31, 2020 compared to its benchmarks:

			5 Year Return	10 Year Return	Since Inception (a)
	6 Month Return	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	-19.94%	-23.85%	-1.36%	3.46%	7.37%
Empiric 2500 Fund Class A with Load (b)	-24.55%	-28.24%	-2.53%	2.85%	7.11%
Bloomberg 2500 Index(c)	-25.02%	-24.29%	0.10%	7.68%	N/A

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses (such as litigation), do not exceed 2.24% for Class A, of the Fund’s average daily net assets through January 31, 2021. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three years after the expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2020 prospectus, is 2.02% for Class A shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class A commenced operations on November 6, 1995.

(b)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(c)	The Bloomberg US 2500 Total Return Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg US 3000 Index. This index is not available back to the inception of Class A shares. Investors cannot invest directly in an index.

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
March 31, 2020

The Fund’s performance figures* for each of the periods ended March 31, 2020 compared to its benchmarks:

			5 Year Return	10 Year Return	Since Inception (a)
	6 Month Return	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	-20.25%	-24.42%	-2.11%	2.68%	2.64%
Bloomberg 2500 Index(b)	-25.02%	-24.29%	0.10%	7.68%	N/A

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses (such as litigation), do not exceed 2.99% for Class C, of the Fund’s average daily net assets through January 31, 2021. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three years after the expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2020 prospectus, is 2.77% for Class C shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class C commenced operations on October 7, 2005.

(b)	The Bloomberg US 2500 Total Return Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg US 3000 Index. This index is not available back to the inception of Class C shares. Investors cannot invest directly in an index.

Empiric 2500 Fund
Portfolio Weightings (Unaudited)
March 31, 2020

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of March 31, 2020 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value

	COMMON STOCKS - 97.9%
	ADVERTISING - 0.3%
272	Trade Desk, Inc. *	$52,496

	AEROSPACE/DEFENSE - 1.3%
5,759	Aerojet Rocketdyne Holdings, Inc. *	240,899

	AUTO PARTS & EQUIPMENT - 2.1%
7,185	Allison Transmission Holdings, Inc.	234,303
1,154	WABCO Holdings, Inc. *	155,848
		390,151
	BIOTECHNOLOGY - 8.9%
5,342	ACADIA Pharmaceuticals, Inc. *	225,700
1,681	ANI Pharmaceuticals, Inc. *	68,484
2,329	Emergent BioSolutions, Inc. *	134,756
3,311	Exact Sciences Corp. *	192,038
13,716	Halozyme Therapeutics, Inc. *	246,751
5,625	PTC Therapeutics, Inc. *	250,931
3,171	REGENXBIO, Inc. *	102,677
2,228	Seattle Genetics, Inc. *	257,067
4,831	Twist Bioscience Corp. *	147,732
		1,626,136
	BUILDING MATERIALS - 0.5%
1,765	American Woodmark Corp. *	80,431
1,813	Forterra, Inc. *	10,842
		91,273
	COMMERCIAL SERVICES - 5.9%
3,545	AMN Healthcare Services, Inc. *	204,936
2,592	Barrett Business Services, Inc.	102,747
780	Bright Horizons Family Solutions, Inc. *	79,560
3,758	Brink’s Co.	195,604
870	Cass Information Systems, Inc.	30,589
850	Euronet Worldwide, Inc. *	72,862
6,046	Forrester Research, Inc. *	176,725
4,148	Robert Half International, Inc.	156,587
675	WEX, Inc. *	70,571
		1,090,181

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value

	COMMON STOCKS - 97.9% (Continued)
	COMPUTERS - 5.3%
708	EPAM Systems, Inc. *	$131,447
2,882	ExlService Holdings, Inc. *	149,950
4,281	MAXIMUS, Inc.	249,154
8,377	Parson Corp. *	267,729
6,534	Pure Storage, Inc. *	80,368
2,807	TTEC Holdings, Inc.	103,073
		981,721
	DIVERSIFIED FINANCIAL SERVICES - 3.1%
7,700	Ares Management Corp.	238,161
3,201	Evercore, Inc.	147,438
3,492	LPL Financial Holdings, Inc.	190,070
		575,669
	ELECTRIC - 0.5%
11,818	Atlantic Power Corp. *	25,291
1,060	El Paso Electric Co.	72,038
		97,329
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
2,624	Generac Holdings, Inc. *	244,478
15	Universal Display Corp.	1,977
		246,455
	ELECTRONICS - 1.3%
2,129	Atkore International Group, Inc. *	44,858
1,057	Hubbell, Inc.	121,280
2,964	Jabil, Inc.	72,855
		238,993
	ENERGY-ALTERNATE SOURCES - 1.1%
8,889	TPI Composites, Inc. *	131,379
17,725	Vivint Solar, Inc. *	77,458
		208,837
	ENTERTAINMENT - 1.3%
3,147	SeaWorld Entertainment, Inc. *	34,680
1,394	Vail Resorts, Inc.	205,908
		240,588
	FOOD - 1.4%
6,072	BellRing Brands, Inc. *	103,528
6,470	Performance Food Group Co. *	159,938
		263,466
	HEALTHCARE-PRODUCTS - 11.4%
5,817	Alphatec Holdings, Inc. *	20,069
168	Atrion Corp.	109,200
3,739	Bruker Corp.	134,081
7,915	Castle Biosciences, Inc. *	235,946
269,317	Conformis, Inc. *	169,670
9,080	Cutera, Inc. *	118,585
5,538	Globus Medical, Inc. *	235,531
5,567	iRadimed Corp. *	118,855
5,430	LeMaitre Vascular, Inc.	135,316
1,434	Masimo Corp. *	253,990
2,295	NuVasive, Inc. *	116,265

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value

	COMMON STOCKS - 97.9% (Continued)
	HEALTHCARE-PRODUCTS - 11.4% (Continued)
1,416	Quidel Corp. *	$138,499
7,128	Surmodics, Inc. *	237,505
2,923	Varex Imaging Corp. *	66,381
		2,089,893
	HEALTHCARE-SERVICES - 3.1%
982	Amedisys, Inc. *	180,236
435	Chemed Corp.	188,442
2,508	Ensign Group, Inc.	94,326
1,511	Medpace Holdings, Inc. *	110,877
		573,881
	HOME BUILDERS - 1.2%
87	NVR, Inc. *	223,513

	HOME FURNISHINGS - 2.5%
4,497	Dolby Laboratories, Inc.	243,782
24,840	Sonos, Inc. *	210,643
		454,425
	HOUSEHOLD PRODUCTS/WARES - 0.1%
125	Avery Dennison Corp.	12,734

	HOUSEWARES - 1.4%
3,872	Toro Co.	252,028

	INSURANCE - 0.2%
509	Palomar Holdings, Inc. *	29,603

	INTERNET - 4.4%
1,810	Cogent Communications Holdings, Inc.	148,366
15,731	Eventbrite, Inc. *	114,836
2,709	FireEye, Inc. *	28,661
7,781	NIC, Inc.	178,963
2,139	Roku, Inc. *	187,120
4,788	Shutterstock, Inc.	153,982
		811,928
	LEISURE TIME - 0.7%
2,573	Polaris Industries, Inc.	123,890

	MACHINERY-DIVERSIFIED - 0.6%
6,128	Ichor Holdings Ltd. *	117,412

	MISCELLANEOUS MANUFACTURING - 2.0%
2,433	Chase Corp.	200,212
15,211	Myers Industries, Inc.	163,518
		363,730
	OFFICE/BUSSINESS EQUIPMENT - 0.6%
594	Zebra Technologies Corp. *	109,058

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value

	COMMON STOCKS - 97.9% (Continued)
	PHARMACEUTICALS - 7.4%
3,491	BioSpecifics Technologies Corp. *	$197,486
38,841	Clovis Oncology, Inc. *	247,029
808	DexCom, Inc. *	217,570
8,893	Horizon Therapeutics PLC *	263,411
4,276	La Jolla Pharmaceutical Co. *	17,959
537	Neurocrine Biosciences, Inc. *	46,477
1,463	Sarepta Therapeutics, Inc. *	143,111
25,595	Voyager Therapeutics, Inc. *	234,194
		1,367,237
	RETAIL - 5.0%
276	Asbury Automotive Group, Inc. *	15,243
1,468	Burlington Stores, Inc. *	232,619
1,043	Carvana Co. *	57,459
4,073	Cheesecake Factory, Inc.	69,567
14,304	Kura Sushi USA, Inc. *	171,076
9,063	Nordstrom, Inc.	139,026
16,169	Wendy’s Co.	240,595
		925,585
	SEMICONDUCTORS - 2.8%
3,003	Inphi Corp. *	237,748
5,022	Teradyne, Inc.	272,042
		509,790
	SOFTWARE - 15.2%
18,990	American Software, Inc.	269,848
1,713	Blackbaud, Inc.	95,157
56,879	Digital Turbine, Inc. *	245,149
2,006	DocuSign, Inc. *	185,354
12,527	Domo, Inc. *	124,518
4,285	Envestnet, Inc. *	230,447
1,414	Everbridge, Inc. *	150,393
855	Fair Isaac Corp. *	263,075
2,337	J2 Global, Inc.	174,924
1,594	Jack Henry & Associates, Inc.	247,453
882	MicroStrategy, Inc. *	104,164
18,375	MobileIron, Inc. *	69,825
145,810	Pareteum Corp. *	60,074
7,424	Progress Software Corp.	237,568
3,970	Teradata Corp. *	81,345
37,442	Zynga, Inc. *	256,478
		2,795,772
	TELECOMMUNICATIONS - 2.7%
1,722	Acacia Communications, Inc. *	115,684
68,718	Gogo, Inc. *	145,682
20,079	Viavi Solutions, Inc. *	225,086
		486,452
	TRANSPORTATION - 1.1%
2,160	Landstar System, Inc.	207,058

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value

	COMMON STOCKS - 97.9% (Continued)
	WATER - 1.2%
21,934	Global Water Resources, Inc.	$223,507

	TOTAL COMMON STOCKS (Cost $20,531,619)	18,021,690

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.9%
4,254	Americold Realty Trust	144,806
2,675	Equity LifeStyle Properties, Inc.	153,759
2,045	Iron Mounrain, Inc.	48,671
	TOTAL REITs (Cost $399,791)	347,236

	RIGHTS - 0.0%
	CHEMICALS - 0.0%
5,405	A Schulman, Inc. CVR *#	5,675
	TOTAL RIGHTS (Cost $5,675)	5,675

	TOTAL INVESTMENTS IN SECURITIES - 99.8% (Cost $20,937,085)	$18,374,601
	ASSETS IN EXCESS OF LIABILITIES - 0.2%	31,903
	TOTAL NET ASSETS - 100.0%	$18,406,504

CVR - Contingent value rights

LLC - Limited Liability Company

PLC - Public Limited Company

*	Non-Income producing security.

#	Fair valued security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

ASSETS
Investment securities:
At cost	$20,937,085
At fair value	$18,374,601
Cash and cash equivalents	57,135
Dividends and interest receivable	9,788
Prepaid expenses of other affiliates	3,210
Prepaid expenses and other assets	10,327
TOTAL ASSETS	18,455,061

LIABILITIES
Investment advisory fees payable	16,350
Payable to related parties	16,667
Accrued expenses and other liabilities	15,540
TOTAL LIABILITIES	48,557
NET ASSETS	$18,406,504

Composition of Net Assets:
Paid in capital	$20,031,650
Accumulated losses	(1,625,146)
NET ASSETS	$18,406,504

Net Asset Value Per Share:
Class A Shares:
Net Assets	$17,470,445
Shares of beneficial interest outstanding (a)	539,210
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$32.40
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$34.38

Class C Shares:
Net Assets	$936,059
Shares of beneficial interest outstanding (a)	32,389
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$28.90

(a)	Unlimited number of shares of benficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

INVESTMENT INCOME
Dividends	$88,740
Interest	983
Securities lending income - net	18,691
TOTAL INVESTMENT INCOME	108,414

EXPENSES
Investment advisory fees	120,091
Distribution (12b-1) fees:
Class A	28,509
Class C	6,056
Administration fees	39,521
Management services fees	14,509
Compliance officer fees	10,516
Printing and postage expenses	8,023
Audit Fees	6,250
Legal fees	6,057
Trustees fees and expenses	5,874
Registration fees	4,575
Shareholder service fees	4,102
Custodian fees	2,555
Insurance expense	412
Other expenses	734
TOTAL EXPENSES	257,784

NET INVESTMENT LOSS	(149,370)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	2,294,871
Net change in unrealized depreciation on investments	(6,730,867)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(4,435,996)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,585,366)

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six months Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(149,370)	$(287,897)
Net realized gain from investments	2,294,871	828,457
Net realized gain from redemptions in kind	—	803,512
Net change in unrealized depreciation on investments	(6,730,867)	(5,736,142)
Net decrease in net assets resulting from operations	(4,585,366)	(4,392,070)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	18,478	1,175,492
Class C	621	1,285
Payments for shares redeemed:
Class A	(546,135)	(4,525,601)
Class C	(2,560)	(149,323)
Net decrease in net assets from shares of beneficial interest	(529,596)	(3,498,147)

TOTAL DECREASE IN NET ASSETS	(5,114,962)	(7,890,217)

NET ASSETS
Beginning of Period/Year	23,521,466	31,411,683
End of Period/Year	$18,406,504	$23,521,466

SHARE ACTIVITY
Class A:
Shares Sold	482	27,237
Shares Redeemed	(13,396)	(105,139)
Net decrease in shares of beneficial interest outstanding	(12,914)	(77,902)

Class C:
Shares Sold	17	34
Shares Redeemed	(64)	(3,956)
Net decrease in shares of beneficial interest outstanding	(47)	(3,922)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Period/Years Presented

	Class A
	Six Months		Year		Year		Year	Year	Year
	Ended		Ended		Ended		Ended	Ended	Ended
	March 31		September 30,		September 30,		September 30,	September 30,	September 30,
	2020		2019		2018		2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$40.47		$47.39		$36.57		$30.88	$29.15	$35.83
Activity from investment operations:
Net investment income (loss) (1)	(0.25)		(0.45)		(0.45)		(0.23)	(0.10)	0.06
Net realized and unrealized gain (loss) on investments	(7.82)		(6.47)		11.27		5.92	1.83	(2.53)
Total from investment operations	(8.07)		(6.92)		10.82		5.69	1.73	(2.47)
Less distributions from:
Return of Capital	—		—		—		—	—	(0.93)
Net realized gains	—		—		—		—	—	(3.28)
Total distributions	—		—		—		—	—	(4.21)
Net asset value, end of period/year	$32.40		$40.47		$47.39		$36.57	$30.88	$29.15
Total return (2)	(19.94	)% (7)	(14.62)%		29.59%		18.43%	5.93%	(8.55)%
Net assets, at end of period/year (000s)	$17,470		$22,346		$29,857		$23,644	$21,495	$24,462
Ratio of gross expenses to average net assets (3)(4)	2.11	% (8)	2.02%		1.99%		2.06%	2.09%	1.82%
Ratio of net expenses to average net assets after reimbursement or recapture (4)	2.11	% (8)	2.02%		1.99%		1.98%	1.98%	1.87%
Ratio of net investment income (loss) to average net assets (4)(5)	(1.21	)% (8)	(1.08)%		(1.07)%		(0.68)%	(0.34)%	0.18%
Portfolio Turnover Rate	49	% (6)(7)	50	% (6)	11	% (6)	150%	171%	166%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Period/Years Presented

	Class C
	Six Months		Year		Year		Year	Year	Year
	Ended		Ended		Ended		Ended	Ended	Ended
	March 31		September 30,		September 30,		September 30,	September 30,	September 30,
	2020		2019		2018		2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$36.24		$42.75		$33.24		$28.28	$26.91	$33.60
Activity from investment operations:
Net investment loss (1)	(0.37)		(0.69)		(0.69)		(0.44)	(0.30)	(0.19)
Net realized and unrealized gain (loss) on investments	(6.97)		(5.82)		10.20		5.40	1.67	(2.29)
Total from investment operations	(7.34)		(6.51)		9.51		4.96	1.37	(2.48)
Less distributions from:
Return of Capital	—		—		—		—	—	(0.93)
Net realized gains	—		—		—		—	—	(3.28)
Total distributions	—		—		—		—	—	(4.21)
Net asset value, end of period/year	$28.90		$36.24		$42.75		$33.24	$28.28	$26.91
Total return (2)	(20.25	)% (7)	(15.25)%		28.61%		17.57%	5.09%	(9.21)%
Net assets, at end of period/year (000s)	$936		$1,175		$1,554		$1,262	$1,183	$1,556
Ratio of gross expenses to average net assets (3)(4)	2.86	% (8)	2.77%		2.74%		2.81%	2.84%	2.57%
Ratio of net expenses to average net assets after reimbursement or recapture (4)	2.86	% (8)	2.77%		2.74%		2.73%	2.73%	2.62%
Ratio of net investment loss to average net assets (4)(5)	(1.96	)% (8)	(1.83)%		(1.82)%		(1.43)%	(1.12)%	(0.59)%
Portfolio Turnover Rate	49	% (6)(7)	50	% (6)	11	% (6)	150%	171%	166%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of thirty-nine series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is to achieve capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. The independent pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding.Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2020, for the Fund’s assets and liabilities measured at fair value:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$18,021,690	$—	$—	$18,021,690
Real Estate Investment Trusts	347,236	—	—	347,236
Rights	—	5,675	—	5,675
Total	$18,368,926	$5,675	$—	$18,374,601

(a)	As of and during the six months ended March 31, 2020, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)        Federal Income Tax – As of and during the six months ended March 31, 2020, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2020, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years September 30, 2017-September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)       Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d)        Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

e)        Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

g)        Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)        Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended October 31, 2020, there were no CDSC fees paid.

i)        Security Loans – The Fund has entered into a securities lending agreement with U.S. Bank National Association as of October 2018, and previously with Huntington National Bank. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments as noted in the Fund’s Schedule of Investments. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Fund held $0 as of March 31, 2020. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

(2)	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$11,464,248	$12,106,274	*

(a)	The Fund may participate in a liquidity program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short -term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting shares of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind. During the six months ended March 31, 2020, the Fund utilized ReFlow. ReFlow subscribed no shares of the Fund during the period. The resulting fee is recorded in Other expenses on the Statement of Operations.

*	Proceeds from sales include $0 from redemptions in-kind sales.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust, with respect to the Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the six months ended March 31, 2020, investment advisory fees of $120,091 were incurred by the Fund.

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 2.24% and 2.99% of Class A and Class C of the Fund’s average daily net assets through January 31, 2021. This expense cap may not be terminated prior to this date except by the Board. For the six months ended March 31, 2020, the Advisor waived management fees and/or reimbursed expenses in the amount of $0. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. As of March 31, 2020, the Advisor may recapture $19,282 before September 30, 2020, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (“Management Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2020, the Fund incurred $14,509 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“AlphaCentric”), and Catalyst Capital Advisors LLC (“Catalyst”), and each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Empiric Distributors, Inc. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributors received $0 in brokerage commissions from the Fund for the six months ended March 31, 2020. Certain officers and/or employees of the Advisor have an affiliation with Empiric Distributors. For the six months ended March 31, 2020, Empiric Distributors, an affiliated broker, received $0 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

Northern Lights Distributors, LLC, (“NLD” or “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust. For the six months ended March 31, 2020, the Distributor received $720 in underwriter commissions from the sale of Class A shares of the Empiric 2500 Fund, of which they kept $95.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant, LLC (“Blu Giant”) and NLD (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the six months ended March 31, 2020, the Fund incurred $10,516 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse NLD and the Advisor for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,935,465 for the Empiric 2500 Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,939,221
Unrealized depreciation:	(4,500,085)
Net unrealized depreciation:	$(2,560,864)

The Fund did not have distributions for the years ended September 30, 2019 and September 30, 2018.

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$—	$—	$(224,252)	$(985,531)	$—	$4,170,003	$2,960,220

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $224,252.

The difference between book basis and tax basis undistributed net investment loss, and unrealized appreciation from investments is primarily attributable to the adjustments for C-Corporation return of capital distributions.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$985,531	$—	$985,531	$828,521

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for redemption in kind resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$505,311	$(505,311)

(5)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2020

Consideration and Renewal of the Management Agreement between Empiric Advisors, Inc. and the Trust with respect to Empiric 2500 Fund

At its regular meeting held on February 26, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and Empiric Advisors, Inc. (“Empiric”), with respect to Empiric 2500 Fund (the “Empiric 2500”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with its deliberations regarding renewal of the Management Agreement, the Board reviewed materials prepared by Empiric.

Nature, Extent and Quality of Services. The Board acknowledged the tenure and experience of the key personnel at Empiric serving Empiric 2500. The Board observed that Empiric employed a quantitative analysis methodology and selected securities based on a proprietary factor model using third-party data. The Board noted that Empiric’s chief compliance officer confirmed that trades were placed on the basis of best execution. The Board further noted Empiric’s pre-trade compliance process. The Board discussed that Empiric was engaged in monitoring and ensuring compliance with liquidity reporting requirements. The Board remarked that Empiric had reported no material compliance issues, litigation, or code of ethics violations since the Board last renewed the Management Agreement. The Board recognized that Empiric maintained adequate insurance coverage. The Board concluded that the nature, extent and quality of services provided by Empiric were satisfactory and in line with its expectations.

Performance. The Board noted that Empiric 2500 had positive performance across all periods, but underperformed its Morningstar category and the Russell 2500 Growth Index across all periods. The Board acknowledged that Empiric outperformed its peer group over the 3-year and 5-year periods. The Board recalled that Empiric 2500 had modified its strategy in 2015. It discussed Empiric’s rationale that the Morningstar category provided a sub-optimal comparison because Empiric 2500 did not emphasize momentum strategies. It acknowledged Empiric’s opinion that momentum strategies were prone to steep reversals. The Board noted Empiric 2500’s favorable risk metrics, as represented by Empiric. After further discussion, the Board concluded that Empiric 2500’s performance was acceptable.

Fees and Expenses. The Board noted that Empiric charged an advisory fee of 1.00% which was higher than the peer group and Morningstar category averages, but below the highest advisory fee charged in both the peer group and Morningstar category. The Board remarked that Empiric 2500’s 1.99% net expense ratio was lower than its peer group average and well below the Morningstar category high although higher than the Morningstar category average. The Board concluded that the advisory fee for Empiric 2500 was not unreasonable.

Profitability. The Board observed that, based on the information Empiric provided, Empiric was managing Empiric 2500 at a loss. It considered certain additional benefits received by Empiric or its affiliates, including soft dollars and brokerage commissions. The Board concluded that excessive profit was not a concern at this time.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2020

Economies of Scale. The Board considered whether Empiric had realized economies of scale with respect to the management of Empiric 2500 and concluded that, based on the current asset level of Empiric 2500, breakpoints did not appear warranted. The Board agreed that although Empiric did not appear to be benefiting from material economies of scale, it would revisit the issue as the size of Empiric 2500 increased.

Conclusion. Having requested and received such information from Empiric as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of the shareholders of Empiric 2500.

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/19	3/31/20	10/1/19 – 3/31/20	10/1/19 – 3/31/20
Class A	$1,000.00	$800.60	$9.50	2.11%
Class C	1,000.00	797.50	12.86	2.86%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/19	3/31/20	10/1/19 – 3/31/20	10/1/19 – 3/31/20
Class A	$1,000.00	$1,014.44	$10.63	2.11%
Class C	1,000.00	1,010.69	14.39	2.86%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

Empiric 2500 Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2020

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Advisory Agreement, Management Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N. Franklin St.,
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S.Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM	12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

ITEM 13. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 5, 2020